2003 Analyst/Investor Conference

1

Forward-Looking Statements

These presentations contain forward-looking statements. Company management cautions readers that the assumptions, which form the basis for the forward-looking statements, include many factors that are beyond company management's ability to control or estimate precisely. Those factors include, but are not limited to, the following: changes in industrial, commercial, and residential growth in the company's service territories and those of the company's subsidiaries;
changes in price and demand for natural gas and related products; impact of changes in state and federal legislation and regulation, including various orders of the state public service commissions and the Federal Energy Regulatory Commission, on the gas and electric industries and on the company, including the impact of Atlanta Gas Light Company's performance based rate plan; effects and uncertainties of deregulation and competition, particularly in markets where prices and providers historically have been regulated, unknown risks related to nonregulated businesses, and unknown issues such as the stability of certificated marketers;
impact of Georgia's Natural Gas Consumers' Relief Act of 2002; concentration of credit risk in certificated marketers and the company's wholesale services segment's counterparties; excess network capacity and demand/growth for dark fiber in metro network areas of AGL Networks'
customers; AGL Networks' introduction and market acceptance of new technologies and products, as well as the adoption of new networking standards; ability of AGL Networks to produce sufficient capital to fund its business; ability to negotiate new contracts with telecommunications providers for the provision of AGL Networks' dark-fiber services; industry consolidation; performance of equity and bond markets and the impact on pension fund costs;
impact of acquisitions and divestitures; changes in accounting policies and practices issued periodically by accounting standard-setting bodies; direct or indirect effects on the company's business, financial condition or liquidity resulting from a change in the company's credit ratings or the credit ratings of the company's competitors or counterparties; interest rate fluctuations, financial market conditions, and general economic conditions; uncertainties about environmental issues and the related impact of such issues; impact of changes in weather upon the temperature-
sensitive portions of the company's business; and other risks described in the company's documents on file with the Securities and Exchange Commission.

Sequent Energy:
Going To the Next Level

Douglas N. Schantz
President, Sequent Energy Management

What We Promised for 2003

Deliver EBIT target of $15 MM

Projected 2003 EBIT of $23-25 MM

Land third party asset management deal

Executed four asset management/ peaking transactions

Develop new business systems and controls

Openlink Endur System has been selected

Build a deeper bench of key commercial and support
personnel

Office move in mid-2003; IT depth and execution

Hired 20 experienced people over the year

2002/2003 Comparison

2002

2003

Volumes through Q3 (Bcf/day)

1.29

1.72

Full year EBIT (2003 projected)

$

9.1M

$

23-25 M

Number of counterparties, end of Q3

94

157

Number of employees, end of Q3

42

62

New York

Focus Territory

Henry Hub

Chicago

Atlanta

Katy

Detroit

1/1/2003
1/15/2003
1/29/2003
2/12/2003
2/26/2003
3/12/2003
3/26/2003
4/9/2003
4/23/2003
5/7/2003
5/21/2003
6/4/2003
6/18/2003
7/2/2003
7/16/2003
7/30/2003
8/13/2003
8/27/2003
9/10/2003
9/24/2003
10/8/2003
10/22/2003

2003 Analyst/Investor Conference 5

AGL Resources

2003 Price History

Henry Hub Daily Prices, Jan - Oct '03

$0.00

$2.00

$4.00

$6.00

$8.00

$10.00

$12.00

$14.00

$16.00

$18.00

$20.00

U.S. Gas Balances
2003 Injection Season
BCF/D, Yr-on-Yr
4.0
2.0
0.0
-2.0
-4.0
Supply
Demand
Storage
Dom. Prod.
Other Supply
R/C Heating
Elec.
Other Demand
Storage Refills

2003 Analyst/Investor Conference 6

AGL Resources

Changes in Supply/Demand Balances

DOLLARS PER MILLION BTU (2002 DOLLARS)
8
7
6
5
4
3
2
1
0
2000
2005
2010
2015
2020
2025
YEAR
REACTIVE PATH
BALANCED FUTURE

FIGURE 6
AVERAGE ANNUAL HENRY HUB PRICES

2003 Analyst/Investor Conference 7 AGL Resources

Sequent’s Opportunity Lies in An
Uncertain Future

Source:  National Petroleum Council September 2003 Report.

Vanishing Industry Participants

BP

Mirant

Sempra

ConocoPhillips

Coral (Shell)

ChevronTexaco

Cinergy

Tenaska

El Paso

Nexen

Encana

Williams

Oneok

Reliant

Aquila

Anadarko

Entergy-Koch

Amerada Hess

Western Gas Resources

Enron

BP

Mirant

Reliant

Duke

Dynegy

Sempra

Aquila

El Paso

AEP

Coral

Axia (Koch)

Conoco

Texaco

Cook Inlet

PG&E

Williams

Dominion

Exxon Mobil

Top Marketers in 2003

Top Marketers in 2002

Electric Power Plants
Industrial Customers
Residential & Commercial Customers
Natural Gas Wells
Gas Pipelines
Gas Pipelines

2003 Analyst/Investor Conference
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Production Area

Storage

Market Area

Storage

End Use Customers

Producer
Services

Short- and
Long-term
Time value
arbitrage

Pipeline
Segmentation

Locational
arbitrage

Pipeline
segmentation

Locational
arbitrage

Asset management

Delivered” commodity

Delivered Commodity

Peaking Services

Affiliated customer supply optimization

Asset optimization

Deal origination

Sequent Activities

2003 Analyst/Investor Conference 10

AGL Resources

Producer Services - Overview

Top Ten Suppliers At September 30, 2003

$137.8

Total Purchases

Apache

Denbury
Resources

Occidental

Amerada Hess

BG

BP

Devon

MMS

Dominion

Exxon/Mobil

Supplier

Provide basic production area
services to small- and large-cap
producers

Wellhead aggregation

Imbalance management

Pipeline management

Structured pricing products

Extract sustainable margin as
credit worthy buyer

Production Area Storage - Overview

Currently leasing 2 Bcf of high-deliverability storage in
Southern Louisiana

Interconnected with 8 pipelines

Full capacity can be withdrawn in 10 days

Allows Sequent to arbitrage numerous time spreads available
in the market

Cash market vs prompt futures

Balance of month cash vs prompt futures

Prompt futures vs forward futures

Pipe to pipe basis arbitrage

Peaking sales

Distress buys

2003 Analyst/Investor Conference 12

AGL Resources

How Sequent Makes Money From Storage

Parameters

Capacity:              2 Bcf

Injection:       100,000/d

Withdrawal:   200,000/d

Term:       thru 10/31/04

Arbitrage Types

Cash market vs. prompt futures

Balance of month cash vs.
prompt futures

Prompt futures vs. forward
futures

Pipe to pipe basis arbitrage

Peaking sales

Distress buys

.40 spread

Injection & storage (.22) cost

Gulf of Mexico

Trunkline

Texas Gas

ANR

Tennessee

Columbia Gulf

Jefferson Davis

Parish

Allen

Parish

Landry

Parish

Iberia

Parish

Lafayette

Parish

Vermilion

Parish

Cameron Parish

Louisiana

Conoco

Florida Gas

TETCO

Acadia Parish

Example: Cash market to prompt month arbitrage

Cash market = $4.00

Prompt month = $4.40

Sequent buys physical at $4.00 and injects

     Sequent sell futures at $4.40

.18 margin

Transportation Management - Overview

Currently managing about 1 Bcf/day of firm transportation

Contained in asset management agreements

Short-term capacity releases from pipelines

Allows Sequent to arbitrage many locational spreads available in the market

Excess transport

Pipeline segmentation

Create value through our understanding of the arbitrage
opportunities available on the gas pipeline grid

Zone 1
Zone 2
Zone 3
Zone 4
Zone 5
Zone 6

2003 Analyst/Investor Conference

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AGL Resources

Transportation Management -
Segmentation

Understanding all capacity
entitlements is a critical
component to successful
optimization efforts.

Pipeline

Transco

Path

South Texas

to New York

(Zone 1 to Zone 6)

Delivered Commodity - Overview

Mid–marketing

Expanding standardized product offering to customer base

Trading

Active day and intra-day trading

Larger bid-offer spreads

Focus is on portfolio optimization, not speculation

Market Demand for Sequent’s

Products and Services

X

X

X

X

Contract

Restructuring

X

X

X

X

X

Asset

Management

X

X

X

X

X

Commodity

Sales

Pipelines

Power

Generators

LDC’s

Large

Industrials

Municipal

Utilities

2003 Analyst/Investor Conference
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AGL Resources

Asset Management - Overview

Currently have asset management agreements in place
with four non-affiliated utilities

Some agreements include managing the supply

Value is created by monetizing storage and transport
assets

Gas Assets Managed*

Transport MDQ Dth/Day

Storage MSQ, Dth

Cove Point

69,000

690,000

Sonat

142,000

6,200,000

ANR

170,000

11,300,000

Columbia Gas

229,000

5,050,000

Columbia Gulf

52,000

0

Dominion

114,000

3,500,000

Transco

67,000

11,670,000

Tennessee

40,000

2,900,000

East Tennessee

46,000

0

*Does not include assets managed for industrials and municipal utilities or assets acquired for Sequent’s own account

Daily Demand, Dth

2003 Analyst/Investor Conference 19

Opportunity

Monetize all upstream assets when

not required to serve LDC load.

Obligation

Serve all load on a firm basis

under any weather condition.

Asset Management – Load Duration
Curve Example

0

10,000

20,000

30,000

40,000

50,000

60,000

70,000

80,000

90,000

100,000

110,000

120,000

130,000

140,000

150,000

160,000

170,000

180,000

190,000

200,000

210,000

1

11

21

31

41

51

61

71

81

91

101

111

121

131

141

151

Winter Days (Coldest to Warmest)

LNG

Storage 3

Storage 2

Storage 1

Transport C

Transport B

Transport A

2 std. dev. -  Colder LDC Load

1 std. Dev. - Colder LDC Load

LDC Load

2003 Analyst/Investor Conference

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AGL Resources

Peaking Sales - Overview

Currently serving two peaking agreements that provide
delivered commodity options

Demand charges paid

Sequent uses excess storage and transport available from
utilities to back the service

Value is created when better sourcing alternatives are
utilized

New Origination - Overview

Embarking on strategy to accumulate earnings accretive
products and services

Asset management agreements

Contract purchases from exiting merchants

Peaking transactions

Structured commodity sales

Transactions are valued intrinsically; extrinsic optionality is an upside

Expect to close 10-15 origination transactions per year

New Origination -
Intrinsic & Extrinsic Value Description

futures to futures arbitrage

cash to futures arbitrage

time spread

Storage

Management

segmenting

option to strand transport and

  purchase delivered supply

excess transport

Transportation

Management

Intrinsic

Extrinsic

Definitions:

Intrinsic value is transportation and storage value that can be readily hedged in a forward market.

Extrinsic Value is the transportation and storage value that cannot be readily hedged in a forward market.  Forward market conditions and cash market conditions dictate these opportunities.

Details Are Important to Our
Customers and To Us

Operational

Expertise

Flexible Product

Offering

Customer Relationships

Risk Processes

Credit Worthy Counterparty

Sequent Energy Management Counterparty Exposures by S&P Equivalent Credit Rating

BBB-
6%
BB+
0%
BB
2%
CCC+
0%
AAA
4%
AA+
2%
AA
1%
AA-
7%
A+
5%
A
12%
A-
16%
BBB+
19%
BBB
26%

S&P Equivalent Credit Rating	11/10/03	%
AAA	9.90	4%
AAA Group	9.90	4%
AA+	3.90	2%
AA	2.46	1%
AA-	17.97	7%
AA Group	24.33	10%
A+	12.15	5%
A	31.41	12%
A-	39.69	16%
A Group	83.25	33%
BBB+	47.05	19%
BBB	67.75	26%
BBB-	15.56	6%
BBB Group	130.36	51%
BB+	0.96	0%
BB	4.70	2%
BB Group	5.66	2%
CCC+	0.01	0%
CCC Group	0.01	0%
Total	**253.51**	**100%**

- 111 Counterparties with $253.51 of exposure
- Top 20 represent 61% of this exposure
- Average portfolio credit rating is BBB

2003 Analyst/Investor Conference 24

AGL Resources

4% 4% 2% 1% 7% 10% 5% 12% 16% 33% 19% 26% 6% 51% 0% 2% 2% 0% 0% 100% % 11/10/03 9.90 9.90 3.90 2.46 17.97 24.33 12.15 31.41
39.69 83.25 47.05 67.75 15.56 130.36 0.96 4.70 5.66 0.01 0.01 253.51 Rating Group Group Group Equivalent AAA AA+ AA AA- Group A+ A A
- Group BBB+ BBB BBB- BB+ BB Group CCC+ Total S&P Credit AAA AA A BBB BB CCC A 12% A+ 5% A- 16% by Rating AA- 7% AA 1%
24 AA+ 2% exposure Management AAA 4% of BBB Credit exposure is CCC+ 0% Exposures BB 2% $253.51 this rating BB+ 0% with of Energy
61% credit BBB- 6% BBB+ 19% Counterparties represent portfolio Conference Equivalent 20 Average 111 Top Counter party Analyst/Investor
Sequent S&P 2003 BBB 26%

Sequent Energy Management Counterparty Exposures by Industry Type

Oil and Gas Producers 2%
Packaged Foods 0%
Electric and Natural Gas 3%
Oil & Gas Refining 2%
Banking 0%
Nat Gas Dist - Pipeline 3%
Chemical Companies 5%
Manufacturing 7%
Natural Gas Utility 32%
Nat Gas Dist - Nonpipeline 21%
Electric Utility 25%

Industry Type	11/10/03	%
Natural Gas Utility	$ 81.56	32%
Electric Utility	62.39	25%
Nat Gas Dist - Nonpipeline	53.51	21%
Manufacturing	18.20	7%
Chemical Companies	12.76	5%
Nat Gas Dist - Pipeline	8.30	3%
Electric and Natural Gas	6.55	3%
Oil and Gas Producers	4.82	2%
Oil & Gas Refining	4.51	2%
Packaged Foods	0.84	0%
Banking	0.07	0%
Total	**$ 253.51**	**100%**

2003 Analyst/Investor Conference 25

% 32% 25% 21% 7% 5% 3% 3% 2% 2% 0% 0% 100% 32% 11/10/03 81.56 62.39 53.51 18.20 12.76 8.30 6.55 4.82 4.51 0.84 0.07 253.51 Natural Gas Utility $ $ Industry Type Chemical Companies Electric and Natural Gas Oil & Gas Refining Total Natural Gas Utility Electric Utility Nat Gas Dist - Nonpipeline Manufacturing Nat Gas Dist - Pipeline Oil and Gas Producers Packaged Foods Banking Banking 0% Packaged Foods 0% 25% Electric Utility 25 Oil & Gas Refining 2% Oil and Gas Producers 2% 3% Electric and Natural Gas 3% Chemical Companies 5% 21% Sequent Energy Management Counterparty Exposures by Industry Type Nat Gas Dist - Pipeline Manufacturing 7% Nat Gas Dist - Nonpipeline 2003 Analyst/Investor Conference

Sequent Systems Initiative

Openlink ENDUR chosen for Sequent’s Energy Trading
and Risk Management system after thorough evaluation
process

Sapient engaged as project manager to assist Openlink in
design and implementation

AGLR technology organization has been actively involved
in this process

Extensive contractual provisions negotiated with both
vendors (Openlink and Sapient)

Go live date scheduled for summer 2004

2003 Analyst/Investor Conference 27

AGL Resources

Sequent Energy Management
Risk Control

In order for Executive Management to effectively capture and monitor risks identified and quantitatively measured, a sound
Risk Management framework is required.

Organization & People

Well defined risk management organization structure

Methodologies

Consistent and approved valuation and risk measurement
methodologies

Limits & Controls

Appropriate risk limits to communicate the Company’s
risk appetite

Reporting

A comprehensive and consistent framework for
communicating risk taking activities across the
organization

Policies

Comprehensive policies to communicate strategies,
approved activities, risk tolerances, and control
processes and procedures

Systems & Data

integrated systems and consistent and reliable data are
the backbone of an effective risk management program

Sequent's Daily Trading P/L vs. One-day VaR
95% Confidence Interval
$1,500,000
$1,000,000
$500,000
$0
($500,000)
($1,000,000)
($1,500,000)
($2,000,000)
($2,500,000)
(In Dollars)
Date

2003 Analyst/Investor Conference

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AGL Resources

Risk-Adjusted Performance Indicators

Value at Risk

VaR:  Maximum expected variation in the portfolio's value within a given degree of confidence, over a specific holding period.

VaR Details:

  95% confidence interval

  Sequent’s VaR model is based on weighted historical price changes

July
Very Good
to Outstanding
August
September
Pretty Good
to
Very Good
Fair to Poor
1
2
3
1
2
3

2003 Analyst/Investor Conference

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AGL Resources

The Sharpe Ratio is the difference between the return to an investment and a benchmark return, divided by the standard deviation of that difference.

Inputs to the Sharp Ratio:

  Operating Income:  Wholesale Services

  Average Monthly Capital Deployed:  Wholesale Services

  90-Day Treasury Bill Rates

Sharpe Ratio - Benchmarks

Mutual Funds:

Trading Systems

Sharpe > 0

Sharpe > 0

Sharpe > 1          “Pretty Good”           Sharpe > 2         “Very Good”

Sharpe >2           “Outstanding”           Sharpe >3         “Outstanding”

Wholesale Services - Sharpe Ratio

Risk-Adjusted Performance Indicators

Summary of Results:

The Sharpe Ratio for Sequent Wholesale Services is 2.12 for the 2003 year-
to-date period ending September 2003.

The decrease in the value is attributed primarily to lower profitability.

The decreasing trend of this ratio is expected to reverse as we move out of the shoulder/fall season and into the winter season when we usually see increased profitability.

Sharpe Ratio =

Return - Risk Free Rate

       Standard Deviation of Difference

        Between Return and RFR

Wholesale Services - RAROC %
(July 2003 - September 2003)
80%
60%
40%
20%
RAROC %
8-month rolling average;
Feb. 2003 - September 2003
17.5%
Feb 03
Mar 03
Apr 03
May 03
Jun 03
Jul 03
Aug 03
Sept 03

Wholesale Services - RAROC %
(February 2003 - September 2003)
40%
20%
10%
RAROC %
Credit Risk
$2
$4
$6
$8
$10
Economic Capital ($millions)

2003 Analyst/Investor Conference 30

AGL Resources

Risk-Adjusted Performance Indicators

Risk Adjusted Return On Capital (RAROC) - Wholesale Services

RAROC is a risk-adjusted performance
measure.  The metric measures the
profitability of a firm based on economic
capital.

References:    Keers, Greg.  “Risk Adjusted Capital Allocation For Energy Project Appraisal.”  2002.

                        Crouhy, Michel.  Risk Management.  2001.

                        Standard & Poor’s.  “Debt Treatment of Contingent Capital for Energy Trading and
.                       Marketing.”  20 March 2003.

Preliminary work on RAROC includes the
following inputs & results:

  Operating Income (Wholesale Services)

  Market Risk (Average 10-day VaR x 4)

  Credit Risk

  Operational Risk (1/2 VaR x 4)

  Results:      8-month average = 17.5%

RAROC =

Revenues - Costs - Expected Losses

Risk Capital

=

Operating Income

Market Risk (VaR)

+ Credit Risk

+ Operational Risk

10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$ in millions
Net Assets
YTD Dividends
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2002
2003

2003 Analyst/Investor Conference 31

Sequent Energy Management

Net Assets and Dividend History

$ in millions
$ in dollars
Current Assets
Current Liabilities
NYMEX Settled Price
700
600
500
400
300
200
100
0
10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2002
2003

2003 Analyst/Investor Conference

32

AGL Resources

Sequent Energy Management

Working Capital and NYMEX Settled Prices

2003 Analyst/Investor Conference
33

AGL Resources

Sequent will move to the next level

Significant increase in activity

Geographical diversity across the eastern half of the
United States

Expand into additional service activities

Implement new end-to-end business system

Leverage the current Sequent infrastructure

Develop a higher sustainability of margins

Less driven by weather events

Origination activities will be a significant contributor

2004 Outlook

Southern Natural 20%
TETCO 10%
Dominion 10%
Tennessee Gas 10%
ANR 10%
Columbia 15%
Other 5%
Transco 20%

Asset Management 8%
New Origination 21%
Peaking 16%
Producer Services 7%
Mid-Marketing 29%
Transport & Storage 2%
Trading 17%

2003 Analyst/Investor Conference 34

2004 Plan

Projected Volumetric

Share by Pipeline

Projected Gross Margin

Contribution